Cook & Bynum Funds Trust
Power of Attorney

We, the undersigned members of the Board of Trustees of the Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint each of Richard P. Cook and Amanda S. Pridgen, our true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.

Witness my hand on the date set forth below.

Signature	Title	Date

/s/ David A. Hobbs	Trustee	January 25, 2023
David A. Hobbs

/s/ Charles H. Ogburn	Trustee	January 25, 2023
Charles H. Ogburn

/s/ Bruce F. Rogers	Trustee	January 25, 2023
Bruce F. Rogers

/s/ Donald P. Carson	Trustee	January 25, 2023
Donald P. Carson

Cook & Bynum Funds Trust
Power of Attorney

I, the undersigned Treasurer and Principal Financial Officer of Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint each of Richard P. Cook and Amanda S. Pridgen, my true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Enrico G. Camata	Treasurer and Principal Financial Officer	January 25, 2023
Enrico G. Camata

Cook & Bynum Funds Trust
Power of Attorney

I, the undersigned President and Trustee of Cook & Bynum Funds Trust (the “Trust”), hereby constitute and appoint Amanda S. Pridgen, my true and lawful attorney-in-fact and agent (an “Attorney-in-Fact”) with the power and authority to do any and all acts and things and to execute any and all instruments which said Attorney-in-Fact may deem necessary or advisable in furtherance of the business and affairs of the Trust and relating to compliance by the Trust with the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (hereafter “Acts”), and any rules, regulations or requirements of the U.S. Securities and Exchange Commission (hereafter “SEC”) in respect thereof, filing by the Trust of any and all Registration Statements on Form N-14 or Form N-1A pursuant to the Acts and any amendments thereto, including applications for exemptive orders, rulings or filings of proxy materials (together “SEC filings”), signing in the name and on behalf of the undersigned as a Trustee of the Trust any and all such SEC filings, and the undersigned does hereby ratify and confirm all that said Attorney-in-Fact shall do or cause to be done by virtue thereof.

Signature	Title	Date

/s/ Richard P. Cook	President and Trustee	January 25, 2023
Richard P. Cook